SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2005

                                _______________

                         First Federal Bankshares, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                        0-25509                42-1485449
------------------------------   ------------------------    -------------------
      (State or other            (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



329 Pierce Street, Sioux City, Iowa                                   51101
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


                                 (712) 277-0200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))




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Item 5.02.      Departure of Directors or Principal Officers;  Election of
Directors; Appointment of Principal Officers.

     On October 11, 2005, First Federal Bankshares, Inc. (the "Company") announced that Barry E. Backhaus, currently the President, CEO, and Chairman of the Board of the Company and of its primary subsidiary, First Federal Bank (the "Bank"), will be retiring effective December 31, 2005 or when his successor has begun employment, whichever is later. Mr. Backhaus will remain a member of the Board of Directors of the Company and the Bank.

     The Board of Directors is currently conducting a search to fill the position of President/CEO of the Company and of the Bank.

     Attached as Exhibit 99 to this report is the Company's press release announcing the retirement.

Item 9.01.      Financial Statements and Exhibits.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          99 Press release dated October 11, 2005








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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FIRST FEDERAL BANKSHARES, INC.


Dated:  October 12, 2005              By:  /s/ Barry E. Backhaus
                                           -------------------------------------
                                           Barry E. Backhaus
                                           President and Chief Executive Officer
                                           (Duly authorized representative)